UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2018

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2018, Arlington Asset Investment Corp. (the “Company”) entered into separate amendments (the “Amendments”) to the equity distribution agreements dated February 22, 2017 (collectively, the “Original Equity Distribution Agreements” and, as amended by the Amendments, the “Equity Distribution Agreements”) with each of JMP Securities LLC, B. Riley FBR, Inc. (formerly, FBR Capital Markets & Co.), JonesTrading Institutional Services LLC and Ladenburg Thalmann & Co. Inc. (collectively, the “Sales Agents”), under which the Company may offer and sell, from time to time, shares of its Class A common stock, par value $0.01 per share (“Common Stock”), through the Sales Agents. Pursuant to the Equity Distribution Agreements, the Company may offer and sell up to 12,597,423 shares of its Common Stock (the “Shares”). Prior to the date of this Current Report on Form 8-K, the Company sold 5,402,577 shares of its Common Stock pursuant to the Original Equity Distribution Agreements and the prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2017.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-215384) (the “Registration Statement”). The Company has filed a prospectus supplement, dated August 10, 2018, to the prospectus, dated February 17, 2017, with the SEC in connection with the offer and sale of the Shares from time to time in the future.

The Sales Agents and their respective affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commission for their services, respectively.

The foregoing description of the Equity Distribution Agreements is not complete and is qualified in its entirety by reference to the full text thereof, filed as Exhibits 1.1 through 1.8 hereof and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 22, 2017, by and between the Company and JMP Securities LLC (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed on February 22, 2017).

1.2	Equity Distribution Agreement, dated February 22, 2017, by and between the Company and B. Riley FBR, Inc. (formerly, FBR Capital Markets & Co.) (incorporated by reference to Exhibit 1.2 to the Registrant’s Current Report on Form 8-K filed on February 22, 2017).

1.3	Equity Distribution Agreement, dated February 22, 2017, by and between the Company and JonesTrading Institutional Services LLC (incorporated by reference to Exhibit 1.3 to the Registrant’s Current Report on Form 8-K filed on February 22, 2017).

1.4	Equity Distribution Agreement, dated February 22, 2017, by and between the Company and Ladenburg Thalmann & Co. Inc. (incorporated by reference to Exhibit 1.4 to the Registrant’s Current Report on Form 8-K filed on February 22, 2017).

1.5	Amendment No. 1 to the Equity Distribution Agreement, dated August 10, 2018, by and between the Company and JMP Securities LLC.

1.6	Amendment No. 1 to the Equity Distribution Agreement, dated August 10, 2018, by and between the Company and B. Riley FBR, Inc.

1.7	Amendment No. 1 to the Equity Distribution Agreement, dated August 10, 2018, by and between the Company and JonesTrading Institutional Services LLC.

1.8	Amendment No. 1 to the Equity Distribution Agreement, dated August 10, 2018, by and between the Company and Ladenburg Thalmann & Co. Inc.

5.1	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Shares.

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: August 10, 2018	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer